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                                CROFT-LEOMINSTER
                                  INCOME FUND
                                 ANNUAL REPORT
                                 APRIL 30, 2001

                                                                   June 25, 2001




Dear Fellow Shareholders,

         From January 1, 2001 to June 25, 2001, your Croft-Leominster Income Fund increased 7.7%*. The Fund's net current yield is approximately 7.50%, versus 5.23% for the 10-year treasury and 5.65% for the 30-year treasury.

         The last six months have been a period of unusual volatility for corporate bond investors. Reacting to an unusually abrupt slowdown in U.S. economic activity, the Federal Reserve Bank cut interest rates throughout the first half of 2001. The benchmark Fed Funds rate now stands at 4.0%, 2.5% lower than it was at the beginning of the year and the lowest it has been in 7 years. We believe that the Fed is near the end of the current easing cycle, and the economy will begin to react to these cuts late in the second half of 2001.

         The environment for long-term corporate bond investors remains challenging. While Fed rate cuts caused short term yields to fall, they had the opposite effect on long term yields; some investors fear that the rapid rate-cutting of the Federal Reserve will trigger a period of sustained inflation. Higher energy costs have contributed to this perception, though we do not see much inflation risk in the near term. We have reduced our exposure to lower quality bond issues, and the fund's average credit rating is now the highest it has been since inception. We believe that higher-quality issues will perform well as the economy shows signs of recovery.

         As of June 25, 2001, the Income Fund has the following characteristics: weighted average yield to maturity of 8.4%, weighted average duration of 9.2 years and weighted average maturity of 20.6 years. We continue to manage credit risk by investing for strong diversification. We hold 61 corporate bond issues, which are spread among 19 industries.

         Thank you for your investment in the Croft-Leominster Income Fund.

         With kindest regards,

                                                     Sincerely,



                                                     Kent Croft


----------
* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.

                            Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
--------------------------------------------------------------------------------

                    AVERAGE ANNUAL TOTAL RETURN PERFORMANCE

                                                                 Since Inception
                         One Year            Five Years             05/10/95
                         --------            ----------             --------
INCOME FUND                5.78%                5.80%                 6.43%

* The performance data quoted includes past performance of the Leominster Income Limited Partnership, the predecessor to the Croft-Leominster Income Fund. This past performance has been adjusted for fees and expenses for the periods prior to inception of the Croft-Leominster Income Fund on May 4, 1995. The Leominster Income Limited Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total return takes into account all distributions made by the Fund, as well as changes in share price over the period. Past performance is not indicative of future results.



                       Cumulative Performance Comparison
                      $10,000 Investment Since Inception*

[GRAPH OMITTED]


                            ERIC, I NEED PLOT POINTS




* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Shares                                                                          Market Value
------                                                                          ------------

CLOSED END MUTUAL FUNDS - 2.80%
TAXABLE BOND FUNDS - 2.80%
     6,200    Alliance World Dollar Govt. II ..................................   $   58,280
     4,500    Salomon Brothers Worldwide Income Fund ..........................       59,580
     9,600    Templeton Emerging Markets Income Fund ..........................       97,440
                                                                                  ----------
TOTAL CLOSED END MUTUAL FUNDS (Cost $230,119)                                        215,300
                                                                                  ----------

PREFERRED STOCKS - 1.78%
     2,820    Conseco Financing Trust, 8.70%, 09/30/28 ........................       58,092
     2,100    Foster Wheeler Trust, 9.00%, 01/15/29 ...........................       44,310
     1,400    Oxy Capital Trust, 8.16%, 01/20/39 ..............................       34,328
                                                                                  ----------
TOTAL PREFERRED STOCKS-(Cost $158,000)                                               136,730
                                                                                  (Cost $158,000)

Principal Value
CORPORATE BONDS AND NOTES - 90.08%
AUTOS & AUTOMOTIVE PRODUCTS - 2.37%
$  100,000    Daimler Chrysler NA, 8.50%, 01/18/31 ............................      103,016
    70,000    Ford Motor Company Debentures, 8.90%, 02/15/32 ..................       78,673
                                                                                  ----------
                                                                                     181,689
                                                                                  ----------
CABLE TV & CELLULAR TELEPHONE - 4.85%
   185,000    CF Cable TV Inc. Senior Secured Notes, 9.125%, 07/15/07 .........      186,253
   100,000    Tele-Communications Inc. Notes, 7.875%, 08/01/13 ................      103,255
    80,000    Tele-Communications Inc. Senior Debentures, 8.75%, 02/15/23 .....       82,736
                                                                                  ----------
                                                                                     372,244
                                                                                  ----------
CAPITAL GOODS - 0.94%
    69,000    Caterpillar Inc. Sinking Fund Debentures, 9.75%, 06/01/19 .......       71,915
                                                                                  ----------

CHEMICALS - 4.31%
    65,000    ARCO Chemical Co. Debentures, 10.250%, 11/01/10 .................       69,019
   105,000    ARCO Chemical Co. Debentures, 9.80%, 02/01/20 ...................      102,447
    75,000    Agrium Inc, Debentures (Yankee), 7.80%, 02/01/27 ................       58,286
    60,000    Millennium Amer. Senior Unsecured Debentures, 7.625%, 11/15/26 ..       44,760
    55,000    Praxair Inc. Debentures, 8.700%, 07/15/22 .......................       56,317
                                                                                  ----------
                                                                                     330,829
                                                                                  ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -4-

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Principal Value                                                                 Market Value
---------------                                                                 ------------

CONTAINERS & PAPER - 18.01%
$  150,000    Abitibi-Consolidated Debentures, 7.40%, 04/01/18 ................   $  134,958
   175,000    Champion International, Debentures, 7.625%, 09/01/23 ............      156,637
    46,000    Georgia Pacific Corp. Debentures, 9.875%, 11/01/21 ..............       45,923
   380,000    Georgia Pacific Corp. Debentures, 9.625%, 03/15/22 ..............      378,605
   700,000    Georgia Pacific Corp. Debentures, 9.125%, 07/01/22 ..............      667,075
                                                                                  ----------
                                                                                   1,383,198
                                                                                  ----------
ELECTRIC & GAS UTILITIES - 3.69%
    40,000    Houston Lighting & Power, 1st Mortgage, 8.75%, 3/01/22 ..........       41,655
    70,000    Monongahela Power, 1st Mortgage, 8.625%, 11/01/21 ...............       72,637
   115,000    Old Dominion Electric, 1st Mortgage, 8.76%, 12/01/22 ............      121,153
    50,000    Portland General Electric, 1st Mortgage, 7.75%, 04/15/23 ........       48,235
                                                                                  ----------
                                                                                     283,680
                                                                                  ----------
ENERGY & ENERGY SERVICES - 8.18%
    65,000    Global Marine Inc., Notes, 7.00%, 06/01/28 ......................       60,480
    50,000    Magnum Hunter Res., Senior Notes, 10.00%, 06/01/07 ..............       50,500
   135,000    Mariner Energy Corp., Senior Subordinated Notes, 10.50%, 08/01/06      133,988
   100,000    Mobil Corp., Debentures, 8.00%, 08/12/32 ........................      103,245
   240,000    Occidental Petroleum, Debentures, 7.20%, 04/01/28 ...............      230,028
    50,000    YPF Sociedad Anonima, Notes, 8.00%, 02/15/04 ....................       49,917
                                                                                  ----------
                                                                                     628,158
                                                                                  ----------
ENVIRONMENTAL SERVICE/POLLUTION CONTROL - 0.65%
    50,000    Waste Management Inc., Debentures, 7.65%, 03/15/11 ..............       50,221
                                                                                  ----------

FINANCIAL SERVICES - 7.81%
   100,000    Ace Capital Trust II, 9.70%, 04/01/30 ...........................      112,299
   123,000    Aetna Inc. Services, Debentures, 8.00%, 01/15/17 ................      123,531
    95,000    Aetna Inc. Services, Debentures, 7.25%, 08/15/23 ................       95,299
    60,000    CIGNA Corp. Debentures, 7.875%, 05/15/27 ........................       60,781
   105,000    Lincoln National Corp. Debentures, 9.125%, 10/01/24 .............      114,592
    85,000    Nationwide Mutual Insurance Notes, 7.500%, 02/15/24 .............       73,246
    20,000    Washington Mutual Cap Company Guarantee, 8.375%, 06/01/27 .......       20,040
                                                                                  ----------
                                                                                     599,788
                                                                                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                      -5-


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Principal Value                                                                 Market Value
---------------                                                                 ------------

FOOD & DRUG PRODUCERS - 1.30%
$   80,000    Borden Inc. Sinking Fund Debentures, 9.25%, 06/15/19 ............   $   70,280
    35,000    Tyson Foods Inc. Notes, 7.00%, 01/15/28 .........................       29,731
                                                                                  ----------
                                                                                     100,011
                                                                                  ----------
GAS & GAS TRANSMISSION - 1.76%
    40,000    Bellwether Exploration Co. Senior Subordinated, 10.875%, 04/01/07       40,200
   100,000    KN Energy Inc., Debentures, 7.25%, 03/01/28 .....................       94,815
                                                                                  ----------
                                                                                     135,015
                                                                                  ----------
HOTELS - 1.28%
   115,000    ITT Corp. (New), Debentures, 7.750%, 11/15/25 ...................       98,106
                                                                                  ----------

INDUSTRIAL GOODS - 11.73%
    75,000    Cummins Engine Company Inc. Debentures (Puts), 6.75%, 2/15/27 ...       68,468
    50,000    Terex Corp. Company Guarantee, 8.875%, 04/01/08 .................       47,500
    50,000    Tyco International Group SA Company Guarantee, 6.875%, 01/15/29 .       46,508
    65,000    Westinghouse Electric Corp. Debentures, 8.625%, 08/01/12 ........       72,166
   670,000    Westinghouse Electric Corp. Debentures, 7.875%, 09/01/23 ........      666,376
                                                                                  ----------
                                                                                     901,018
                                                                                  ----------
MEDIA & ENTERTAINMENT - 8.52%
   200,000    CBS Inc. Senior Debentures, 8.875%, 06/01/22 ....................      209,089
   345,000    Time Warner Inc. Debentures, 9.15%, 02/01/23 ....................      397,142
    45,000    Time Warner Entertainment Senior Debentures, 8.375%, 03/15/23 ...       47,891
                                                                                  ----------
                                                                                     654,122
                                                                                  ----------
METALS & MINING - 2.48%
   180,000    Alcan Aluminum Ltd. Debentures, 8.875%, 01/15/22 ................      190,588
                                                                                  ----------

MISCELLANEOUS CONSUMER GOODS & SERVICES - 1.99%
    10,000    Eastman Kodak Co. Notes, 9.375%, 03/15/03 .......................       10,596
    50,000    Procter & Gamble Co. Debentures, 7.375%, 03/01/23 ...............       50,295
   100,000    Tenneco Packaging Inc. Debentures, 8.125%, 06/15/17..............       91,734
                                                                                  ----------
                                                                                     152,625
                                                                                  ----------
RETAIL STORES - 0.58%
    55,000    Albertson's Inc. Notes, 6.520%, 04/10/28 ........................       44,303
                                                                                  ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -6-


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Principal Value                                                                 Market Value
---------------                                                                 ------------


TECHNOLOGY - 1.27%
$   60,000    Arrow Electronics Inc., 7.500% 01/15/27 .........................   $   46,177
    50,000    Lockheed Martin Corp., Company Guarantee, 7.65%, 5/01/16 ........       51,507
                                                                                  ----------
                                                                                      97,684
                                                                                  ----------
TELEPHONES & COMMUNICATION - 8.36%
    50,000    BellSouth Telecommunications, Debentures, 7.875%, 08/01/32 ......       49,686
   125,000    GTE Corp. Debentures, 8.75%, 11/01/21 ...........................      141,781
   100,000    Harris Corporation Putable, 6.650%, 08/01/06 ....................      100,364
   115,000    Motorola Inc. Debentures, 6.500%, Due 11/15/28 ..................       86,707
    70,000    New York Telephone Co. Debentures, 9.375%, 07/15/31 .............       74,125
    17,096    Nynex Corp. Amortized Debentures, 9.55%, 05/01/10 ...............       18,969
   135,000    U.S. West Communications, Debentures, 8.875%, 06/01/31 ..........      142,406
    62,000    Williams Communication Group Senior Notes, 10.875%, 10/01/09 ....       27,590
                                                                                  ----------
                                                                                     641,628
                                                                                  ----------

TOTAL CORPORATE BONDS AND NOTES - (Cost $7,046,052) ...........................    6,916,822
                                                                                  ----------

SHORT TERM INVESTMENTS - 4.43%
  339,938     Firstar U.S. Money Market Fund, 4.05%, (Cost $339,938) ..........      339,938

TOTAL INVESTMENTS (Cost $7,774,109) ........................99.09% ............    7,608,790

Other assets less liabilities .............................. 0.91% ............       70,212
                                                            -----                 ----------

TOTAL NET ASSETS                                            100.00%               $7,679,002
                                                            ======                ==========


(1)  Federal Tax Information: At April 30, 2001, the net unrealized depreciation based on cost for Federal income tax purposes of $7,774,109 was as follows:
        Aggregate gross unrealized appreciation for all investments for
        which there was an excess of value over cost                              $ 233,934
        Aggregate gross unrealized depreciation for all investments for
        which there was an excess of cost over value                               (399,253)
                                                                                 ----------

        Net unrealized depreciation                                               $(165,319)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                      -7-


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2001
--------------------------------------------------------------------------------


ASSETS:
        Investments in securities, at value (cost $7,774,109) (Note 2)   $ 7,608,790
        Dividends and interest receivable ............................       166,384
        Receivable for fund shares sold ..............................           834
        Due from advisor (Note 3) ....................................         4,119
        Prepaid expenses .............................................         3,263
                                                                         -----------
        Total Assets .................................................     7,783,390
                                                                         -----------

LIABILITIES
        Payable for fund shares repurchased ..............   $    57,000
        Accrued dividend payable .........................        24,074
        Accrued directors' fee ...........................         1,077
        Accrued expenses and other liabilities ...........        22,237
                                                             -----------

        Total Liabilities ............................................       104,388
                                                                         -----------

        Net Assets ...................................................   $ 7,679,002
                                                                         -----------

NET ASSETS CONSIST OF:
        Additional paid in capital ...................................     8,648,706
        Accumulated undistributed net investment income ..............        17,369
        Accumulated net realized gain (loss) from
          investment transactions ....................................      (821,754)
        Net unrealized appreciation (depreciation) on investments ....      (165,319)
                                                                         -----------

                                                                         $ 7,679,002
                                                                         ===========
        Net assets value and redemption price per share
          ($7,679,002/831,260 shares) ................................   $      9.24
                                                                         ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            STATEMENT OF OPERATIONS
                       For the year ended April 30, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends ........................................................    $  42,141
Interest .........................................................      654,363
                                                                      ---------
        TOTAL INVESTMENT INCOME ..................................      696,504
                                                                      ---------

EXPENSES:
Advisory fees (Note 3) ...........................................       62,279
Administration fees ..............................................       29,470
Legal fees .......................................................       16,799
Transfer agent fees ..............................................       11,596
Audit fees .......................................................        9,880
Insurance expense ................................................        6,014
Registration fees ................................................        5,901
Custody fees .....................................................        4,459
Printing expense .................................................        3,857
Directors fees ...................................................          578
                                                                      ---------

        TOTAL EXPENSES ...........................................      150,833

        Less: Advisory fees waived (Note 3) ......................      (62,279)
                        Expenses reimbursed  (Note 3) ............       (1,833)
                                                                      ---------
        Net expenses .............................................       86,721
                                                                      ---------

        NET INVESTMENT INCOME ....................................      609,783
                                                                      ---------

Net Realized and Unrealized Gain (Losses)
        on Investments: (Note 2)
        Net realized gain (loss) on investment transactions ......     (632,960)
        Net change in unrealized appreciation (depreciation)
                 on investments ..................................      437,807
                                                                      ---------
        Net realized and unrealized gain (loss) on investments ...     (195,153)
                                                                      ---------
        Net increase (decrease) in net assets resulting
                from operations ..................................    $ 414,630
                                                                      =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                              For the year    For the year
                                                                                 ended           ended
                                                                             April 30, 2001  April 30, 2000
                                                                             --------------  --------------

OPERATIONS:
Net investment income (loss) .............................................   $    609,783    $    689,042
Net realized gain (loss) from investment transactions ....................       (632,960)       (107,608)
Net change in unrealized appreciation (depreciation)
        on investments ...................................................        437,807        (814,802)
                                                                             ------------    ------------
Net increase (decrease) in net assets
        resulting from operations ........................................        414,630        (233,368)
                                                                             ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ($0.71 and $0.78 per
        share, respectively) .............................................       (599,690)       (701,930)
                                                                             ------------    ------------
Total dividends and distributions to shareholders ........................       (599,690)       (701,930)
                                                                             ------------    ------------

Capital Share Transactions:
Net capital share transactions (Note 4) ..................................       (292,912)     (1,028,911)
                                                                             ------------    ------------

Net increase (decrease) in net assets ....................................       (477,972)     (1,964,209)

NET ASSETS:
Beginning of year ........................................................      8,156,974      10,121,183
                                                                             ------------    ------------

End of year (including accumulated undistributed net
        investment income of $17,369 and $7,276, respectively) ...........   $  7,679,002    $  8,156,974
                                                                             ============    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER income FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------



NOTE 1.  ORGANIZATION

         The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments, for which no sale is reported, are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

         FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER income FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains.

         OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES.

         The Fund retains Croft-Leominster Inc. (the "Advisor") as its Investment advisor. Under the terms of the agreement the Advisor receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Advisor guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.10%. As a result, for the year ended April 30, 2001, the Advisor waived its entire advisory fee amounting to $62,279 and reimbursed other expenses amounting to $1,833.

         Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

         Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER income FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

NOTE 4. CAPITAL SHARE TRANSACTIONS

         As of April 30, 2001, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $8,648,706 for the Fund.

         Transactions in capital stock were as follows:


                                    For the year                   For the year
                                        ended                          ended
                                    April 30, 2001                April 30, 2000
                                 Shares        Amount          Shares       Amount
                                 ------        ------          ------       ------
Shares sold .............        57,419    $   537,825         33,076    $   330,901

Shares issued in
reinvestment of dividends        49,531        455,028         70,385        697,538

Shares redeemed .........      (140,236)    (1,285,765)      (205,246)    (2,057,350)

Net increase (decrease) .       (33,286)   $  (292,912)      (101,785)   $(1,028,911)



NOTE 5.  INVESTMENT TRANSACTIONS

         Purchases and sales, excluding short-term securities, for the year ended April 30, 2001 aggregated $909,902 and $1,366,004, respectively, for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

         The Fund makes dividend distributions quarterly. During the year ended April 30, 2001, distributions of $0.71 aggregating $599,690 were declared from net investment income.

NOTE 7.  CARRYOVERS

         At April 30, 2001, the Fund had unused capital loss carryforwards available to offset future gains, if any, for Federal income tax purposes. If unused, $141,295 expires in 2008 and $632,960 in 2009.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)


                                                                       For the fiscal years ended April 30,
                                                  2001          2000           1999          1998         1997
                                                  ----          ----           ----          ----         ----

Net asset value, beginning of period ......   $    9.43     $   10.47     $    10.95     $   10.40     $   10.25
                                              ---------     ---------     ----------     ---------     ---------
Income (loss) from investment operations
Net investment income (loss) ..............        0.72          0.76           0.77          0.81          0.79
Net realized and unrealized gains (loss) on
        investments .......................       (0.20)        (1.02)         (0.46)         0.65          0.26
                                              ---------     ---------     ----------     ---------     ---------
Total from investment operations ..........        0.52         (0.26)          0.31          1.46          1.05
                                              ---------     ---------     ----------     ---------     ---------

Less distributions
Dividends from net investment income ......       (0.71)        (0.78)         (0.76)        (0.78)        (0.84)
Distributions from net realized gains .....        0.00          0.00          (0.03)        (0.13)        (0.06)
Total distributions .......................       (0.71)        (0.78)         (0.79)        (0.91)        (0.90)
                                              ---------     ---------     ----------     ---------     ---------

Net asset value, end of period ............   $    9.24     $    9.43     $    10.47     $   10.95     $   10.40
                                              =========     =========     ==========     =========     =========

Total return ..............................        5.78%        (2.40%)         2.91%        14.36%        10.56%

Ratios/Supplemental data
Net assets, end of year (in thousands) ....       7,679         8,157         10,121         9,890         7,419
Ratio of expenses to average net assets,
        before reimbursement ..............        1.91%         1.79%          1.78%         1.59%         1.90%
Ratio of expenses to average net assets,
        after reimbursement ...............        1.10%         1.10%          1.10%         1.10%         1.10%
Ratio of net investment income
        (loss) to average net assets before
        reimbursement .....................        6.92%         6.97%          6.47%         6.90%         6.76%
Ratio of net investment income
        (loss) to average net assets,
        after reimbursement ...............        7.73%         7.66%          7.15%         7.38%         7.57%
Portfolio turnover rate ...................       12.33%         5.87%         13.45%        15.62%        13.73%

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and
Board of Directors
Croft-Leominster Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Income Fund (one of a series constituting the Croft Funds Corporation) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Income Fund of the Croft Funds Corporation as of April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 24, 2001

                                     [logo]

                                 1-800-746-3322

                                     [logo]









                                CROFT-LEOMINSTER
                                   VALUE FUND
                                 ANNUAL REPORT
                                 APRIL 30, 2001

June 20, 2001


         Dear Shareholder:

         From 01/01/01 to 06/19/01, your Croft-Leominster Value Fund has returned 3.0%. Over the same period, the S&P 500 Index has returned (7.6%) and the Lipper Multi-Cap Value Index has returned 2.7%. The Lipper Multi-Cap Value Index is how we are measured versus funds with the same investment style.* For the calendar year ending 12/31/00, the Value Fund returned 14.9%, the Lipper Multi-Cap Value Index returned 8.4% and the S&P 500 Index returned (9.1%).*

         The broad markets continue to struggle this year as they did in the year 2000. The technology and Internet based equities are still far off their highs with NASDAQ index down 19.3% for the year and still 60.5% off its highs. In this environment our search for those companies that are selling at discounts to their inherent value as measured by future earnings, cash flows and hidden assets has been able to outperform the markets and our benchmarks. We will continue to structure the portfolio to help minimize downside risks and to provide attractive long-term appreciation. The Value Fund has the following characteristics:


                                             Value Fund      S&P 500 Index
        -------------------------------------------------------------------
        Estimated 2001 Price/Earnings           15.8X            22.5X
        Estimated Growth Rate                   10.5%             9.0%
        Yield                                    1.3%             1.3%

         This year we have added Schering Plough, a large capitalization and diversified pharmaceutical company, to the Value Fund. This company has had some well-publicized stumbles, including manufacturing problems and increased competition for its well-known allergy drug, Claritin. Schering Plough, however, has a number of other products with very strong prospects, including a top Hepatitis C franchise and a new drug for cardiovascular disease. Additionally, Schering trades at a discount to its pharmaceutical peers, which in turn are at a discount to their peak valuations. We believe that Schering Plough is a classic case of a stock being out of favor, and have confidence that with simple, consistent performance, the stock will outperform the market. Secondarily, the company is also an attractive acquisition candidate.

         Another significant purchase has been Canadian Pacific Ltd., a Canadian conglomerate consisting of Pan-Canadian Petroleum, CP Rail, CP Ships, CP Hotels and CP Coal. We bought Canadian Pacific in the hope the company would break itself up and capture the true value of its businesses, which they ended up announcing February 13, 2001. We believe each of Canadian Pacific's five businesses will begin their existence with the proper financial structure and in a properly levered state to grow incrementally with more flexibility and accountability. The company is trading at $41, and we come to a sum of parts analysis of $55 for the five new companies.

         We have also sold some securities out of the fund for various reasons. We removed Williams Companies from the Value Fund earlier this year because of its exposure to the telecommunication industry through its part ownership of Williams Communications. We believed the Communications piece allowed for a large downside risk to the stock price. We also sold the Zale Corporation out of the fund. Zale is a cheap stock with a turnaround story, but we now believe will take longer for the company to get back on track than previously expected.

         We thank you for investing in the Croft-Leominster Value Fund.


                                                        Sincerely,


                                                        Kent Croft
----------
* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.

   The Lipper Multicap Value Index is comprised of stock funds investing in companies of various size, normally those that are considered undervalued relative to major stock indexes based on price-to-current-earnings and price-to-book ratios.

   Comments about the Value Fund Portfolio and the S&P 500 are as of 06/19/01.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
--------------------------------------------------------------------------------


                           AVERAGE ANNUAL PERFORMANCE

                                                            SINCE INCEPTION
                                             ONE YEAR           5/10/95
                                             --------           -------
        VALUE FUND                             12.61%            14.46%





                       CUMULATIVE PERFORMANCE COMPARISON
                      $10,000 INVESTMENT SINCE INCEPTION*



                             ERIC, NEED PLOT POINTS




* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value. Croft Funds Corporation




                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------

COMMON STOCKS - 99.06%
AUTOMOTIVE & AUTOMOTIVE PRODUCTS - 0.18%
       450+   General Motors-Class H ..............................   $    9,563
                                                                      ----------

BANKS, SAVINGS & LOANS AND BROKERS - 11.33%
     1,500    Bank of America Corp. ...............................       84,000
     1,900    First Union Corp. ...................................       56,943
     2,100    FleetBoston Financial Corp. .........................       80,577
     2,800    JP Morgan Chase & Co. ...............................      134,344
     1,600    Mellon Financial Corp. ..............................       65,488
     3,906    Washington Mutual, Inc. .............................      195,027
                                                                      ----------
                                                                         616,379
                                                                      ----------

BASIC MATERIALS - 1.20%
     9,000+   Bethlehem Steel Corp. ...............................       31,860
     1,800    USX-US Steel Group ..................................       33,138
                                                                      ----------
                                                                          64,998
                                                                      ----------

BRAZIL - 0.19%
    18,000+   Brazilian Investment Trust PLC ......................       10,260
                                                                      ----------

BUILDING AND CONSTRUCTION - 1.07%
     1,600    Stanley Works .......................................       58,000
                                                                      ----------

CAPITAL EQUIPMENT - 12.45%
     1,400    Eaton Corp. .........................................      103,054
     5,698    Honeywell International, Inc. .......................      278,518
     1,300    Ingersoll-Rand Co. ..................................       61,100
       700    Kennametal, Inc. ....................................       22,939
     1,239    PACCAR, Inc. ........................................       60,116
     2,000+   Terex Corp. .........................................       39,200
       500    Textron, Inc. .......................................       26,510
       300    United Dominion Industries, Ltd. ....................        7,845
     1,000    United Technologies .................................       78,080
                                                                      ----------
                                                                         677,362
                                                                      ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                      -4-


                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------

CHEMICALS - 5.62%
     4,400    Lyondell Chemical Co. ...............................   $   69,124
       578    Minnesota Mining & Manufacturing Co. ................       68,788
     3,200    Olin Corp. ..........................................       60,640
     7,200    PolyOne Corp. .......................................       60,840
       600    Praxair, Inc. .......................................       28,398
     1,400    Solutia, Inc. .......................................       17,780
                                                                      ----------
                                                                         305,570
                                                                      ----------

CONSUMER CYCLICALS - 2.76%
     1,700    Brunswick Corp. .....................................       34,102
     1,100    Ford Motor Company ..................................       32,428
     2,716    Koninklijke Phillips Electronics NV .................       83,652
                                                                      ----------
                                                                         150,182
                                                                      ----------

CONSUMER NONDURABLES - 0.44%
       400    Procter & Gamble Company ............................       24,020
                                                                      ----------

CONSUMER SERVICES - 1.63%
     1,500    Bergen Brunswig Corp. Class A .......................       27,450
     2,458    Viad Corp. ..........................................       61,106
                                                                      ----------
                                                                          88,556
                                                                      ----------

CONTAINERS & PAPER - 0.86%
     1,500+   Packaging Corp. of America ..........................       21,195
     1,800+   Pactiv Corp. ........................................       25,164
                                                                      ----------
                                                                          46,359
                                                                      ----------

FINANCIAL SERVICES - 8.68%
     1,400    Capital One Financial Corp. .........................       88,004
     4,100    Citigroup, Inc. .....................................      201,515
       800    Radian Group, Inc. ..................................       62,000
     4,100    Stillwell Financial, Inc. ...........................      120,827
                                                                      ----------
                                                                         472,346
                                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                      -5-


                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------


HEALTHCARE - 1.33%
       800    Becton, Dickinson, and Co. ..........................   $   25,880
     1,500    Mckesson, HBOC Medical Group ........................       46,260
                                                                      ----------
                                                                          72,140
                                                                      ----------

HOTELS - 1.73%
     2,600    Starwood Hotels & Resorts Worldwide .................       93,834
                                                                      ----------

INSURANCE - 7.84%
     4,200    ACE, Ltd. ...........................................      149,940
     1,200    American General Corp. ..............................       52,332
       500    CIGNA Corp. .........................................       53,350
     1,500    Hartford Financial Services Group, Inc. .............       93,150
     1,043    Lincoln National Corp. ..............................       48,145
       600    Partner Re, Ltd. ....................................       29,418
                                                                      ----------
                                                                         426,335
                                                                      ----------

MEDIA & ENTERTAINMENT - 6.76%
     1,700+   Big City Radio, Inc. Class A ........................        3,961
       150+   Cablevision Systems-Rainbow Media Group .............        3,173
       300    Cablevision Systems NY Group A ......................       20,625
       482+   Clear Channel Communications ........................       26,896
       800+   Fox Entertainment Group, Inc. Class A ...............       18,360
     1,300    News Corporation, Ltd. ADR ..........................       49,920
     4,699+   Viacom, Inc. Cl B ...................................      244,630
                                                                      ----------
                                                                         367,565
                                                                      ----------

MISCELLANEOUS - 0.01%
     1,100+   Bank United Corp-Litigation Contingent Payment Rights          396
                                                                      ----------

MULTI-INDUSTRY - 10.97%
     2,892+   SPX Corp. ...........................................      325,668
     2,600    TRW, Inc. ...........................................       99,996
     2,700    Tyco International Ltd. .............................      144,099
       400    Vivendi Universal SA ADS ............................       27,204
                                                                      ----------
                                                                         596,967
                                                                      ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                      -6-



                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------



NATURAL GAS - 0.61%
       700    Burlington Resources Inc. ...........................   $   33,047
                                                                      ----------

PAPER & FOREST PRODUCTS - 4.69%
     3,000    Boise Cascade Corp. .................................      104,940
    10,261+   Smurfit-Stone Container Corp. .......................      150,324
                                                                      ----------
                                                                         255,264
                                                                      ----------

PHARMACEUTICALS - 8.96%
       700    Alpharma, Inc. Cl A .................................       15,834
       680+   Amgen, Inc. .........................................       41,575
     1,700    American Home Products Corp. ........................       98,175
       335+   Biotech HOLDRS Trust Depository Receipts ............       42,327
       300    Johnson & Johnson ...................................       28,944
     1,100    Pfizer, Inc. ........................................       47,630
     3,200    Schering-Plough Corp. ...............................      123,328
     1,800+   Watson Pharmaceutical, Inc. .........................       89,640
                                                                      ----------
                                                                         487,453
                                                                      ----------

RETAIL - 4.83%
     2,300    Lowe's Companies ....................................      144,900
       700    Target Corp. ........................................       26,915
     2,725+   Zale Corp. ..........................................       90,906
                                                                      ----------
                                                                         262,721
                                                                      ----------
TECHNOLOGY - 2.95%
       700+   AOL Time Warner, Inc. ...............................       35,350
     1,650+   Axcelis Technologies, Inc. ..........................       24,766
       594    Corning, Inc. .......................................       13,050
       698+   Flextronics International, Ltd. .....................       18,765
       200    International Business Machines Corp. ...............       23,028
       900+   Solectron Corp. .....................................       22,905
       500+   Varian Semiconductor Equipment Associates Inc. ......       22,775
                                                                      ----------
                                                                         160,639
                                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




                                      -7-




                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------



TRANSPORTATION - 0.82%
       800    Canadian Pacific Ltd. ...............................   $   31,336
     1,025+   Kansas City Southern Industries .....................       13,130
                                                                      ----------
                                                                          44,466
                                                                      ----------

UTILITIES - 1.15%
     3,700+   Niagara Mohawk Holdings, Inc. .......................       62,197
                                                                      ----------

              TOTAL COMMON STOCK (Cost $4,058,852) ................    5,386,619
                                                                      ----------

CLOSED-END MUTUAL FUNDS - 0.46%
       534    India Growth Fund Inc. ..............................        4,534
     1,186    Jardine Fleming India Fund ..........................        9,014
       350    Morgan Stanley India Investment Fund ................        3,255
       147    Schroder All Asia ...................................        1,319
       700    The India Fund Inc. .................................        7,119
                                                                      ----------
              (Cost $22,161) ......................................       25,241
                                                                      ----------

SHORT TERM INVESTMENTS - 0.86%
    46,487    Firstar US Treasury Money Market Fund 4.05%
              (Cost $46,487) ......................................       46,487
                                                                      ----------

              TOTAL INVESTMENTS
                      (Cost $4,106,968)             100.38%            5,458,347

              Liabilities less other assets          (0.38%)             (20,518)
                                                    ------            ----------

              TOTAL NET ASSETS                      100.00%           $5,437,829
                                                    ======            ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





                                      -8-





                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------


(1) Federal Tax Information: At April 30, 2001, the net unrealized appreciation based on cost for Federal income tax purposes of $4,116,816 was as follows:
    Aggregate gross unrealized appreciation for all investments for
            which there was an excess of value over cost            $ 1,415,504
    Aggregate gross unrealized depreciation for all investments for
            which there was an excess of cost over value                (73,973)
                                                                    -----------

        Net unrealized appreciation                                 $ 1,341,531
                                                                    ===========

The difference between book cost and tax cost consists of wash sales in the amount of $9,848.


----------
+  Non-income producing security.


















   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2001
--------------------------------------------------------------------------------


ASSETS
Investments in securities, at value (cost $4,106,968) (Note 2) ...    $5,458,347
Receivable for fund shares sold ..................................        10,184
Dividends and interest receivable ................................         2,666
Due from advisor (Note 3) ........................................         4,959
Prepaid expenses and other receivables ...........................         3,608
                                                                      ----------
        Total Assets .............................................     5,479,764
                                                                      ----------

LIABILITIES
        Payable for securities purchased ...........    $   27,047
        Accrued directors' fees ....................         1,015
        Accrued expenses and other liabilities .....        13,873
                                                        ----------
        Total Liabilities ........................................        41,935
                                                                      ----------

        Net Assets ...............................................    $5,437,829
                                                                      ==========

NET ASSETS OF CONSIST OF:
        Additional paid in capital ...............................    $4,006,154
        Accumulated undistributed net
                investment income ................................         8,999
        Accumulated net realized gain (loss) from
                investment transactions ..........................        71,297
        Net unrealized appreciation
                (depreciation) on investments ....................     1,351,379
                                                                      ----------

                Net Assets .......................................    $5,437,829
                                                                      ==========

Net assets value and redemption price per share
        ($5,437,829/291,775 shares) ..............................    $    18.64
                                                                      ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            STATEMENT OF OPERATIONS
                       For the year ended April 30, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends ......................................................      $  65,792
Interest .......................................................         23,148
                                                                      ---------
        TOTAL INVESTMENT INCOME ................................         88,940
                                                                      ---------


EXPENSES:
Advisory fees (Note 3) .........................................         48,514
Administration fees ............................................         24,136
Legal fees .....................................................         11,777
Audit fees .....................................................         11,366
Transfer agent fees ............................................         11,332
Registration fees ..............................................          6,511
Insurance expense ..............................................          6,001
Printing and postage expense ...................................          4,761
Custody fees ...................................................          1,766
Directors fees .................................................            516
Other expenses .................................................            313
                                                                      ---------
        TOTAL EXPENSES .........................................        126,993
        Less:
        Advisory fees waived (Note 3) ..........................        (48,514)
        Expenses reimbursed (Note 3) ...........................         (4,243)
                                                                      ---------
        Net Expenses ...........................................         74,236
                                                                      ---------
                Net Investment income ..........................         14,704
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
        ON INVESTMENTS: (Note 2)

Net realized gain (loss) on investment transactions ............         82,631
Net change in unrealized appreciation (depreciation)
        on investments .........................................        511,878
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........        594,509
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS ........................................      $ 609,213
                                                                      =========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                 For the Year    For the Year
                                                                     Ended          Ended
                                                                April 30, 2001  April 30, 2000
                                                                --------------  --------------

OPERATIONS:
Net investment income (loss) .................................   $    14,704    $   (23,398)
Net realized gain (loss) from investment transactions ........        82,631        144,911
Net change in unrealized appreciation
        (depreciation) on investments ........................       511,878       (136,637)
                                                                 -----------    -----------
Net increase (decrease)  in net assets
        resulting from operations ............................       609,213        (15,124)
                                                                 -----------    -----------

Dividends and Distributions to Shareholders From:
Net investment income ........................................          (5,705)           0
                                                                 -----------    -----------
Total dividends and distributions to shareholders ............          (5,705)           0
                                                                 -----------    -----------

Capital Share Transaction
Net capital share transactions (Note 4) ......................       (29,876)       (19,194)

Net increase (decrease) in net assets ........................       573,632        (34,318)

NET ASSETS:
Beginning of year ............................................     4,864,197      4,898,515
                                                                 -----------    -----------

End of year (including accumulated undistributed
         net investment income of $8,999 and $0, respectively)   $ 5,437,829    $ 4,864,197
                                                                 ===========    ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 2001
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

         The Croft-Leominster Value Fund (the "Fund"), a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invests primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sales price. Investments for which no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of Fund's Board of Directors.

FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

         OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES The Fund retains Croft-Leominster Inc. (the "Advisor") as its Investment Advisor. Under the terms of the management agreement, the Advisor provides

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                 April 30, 2001
--------------------------------------------------------------------------------


portfolio management and makes day-to-day investment decisions for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund's average daily net asset value. Until December 31, 2001, the Advisor guarantees that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed an annual rate of 1.50% of the Fund's average net assets. For the fiscal year ended April 30, 2001, the Advisor waived its entire advisory fee amounting to $48,514, and reimbursed the Fund for other expenses amounting to $4,243 pursuant to the voluntary undertaking.

         Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. The Corporation elected to waive the 12b-1 fee for the Fund on May 1, 1999. The 12b-1 fee will be waived into the foreseeable future; however, the Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

         Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

NOTE 4. CAPITAL SHARE TRANSACTIONS

         At April 30, 2001, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,006,154 for the Fund.

         Transactions in capital stock were as follows:

                                   For the year               For the year
                                      ended                       ended
                                  April 30, 2001              April 30, 2000
                                  Shares      Amount         Shares     Amount
                                  ------      ------         ------     ------

Shares sold ................      28,418    $ 512,053       36,366    $ 568,874

Shares issued in
reinvestment of dividends ..         295        5,474            0            0

Shares redeemed ............     (30,560)    (547,403)     (36,891)    (588,068)
                                 --------------------      --------------------

Net increase (decrease) ....      (1,847)   $ (29,876)        (525)   $ (19,194)
                                 ====================      ====================

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                 April 30, 2001
--------------------------------------------------------------------------------

NOTE 5.  INVESTMENT TRANSACTIONS

         During the year ended April 30, 2001, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $2,800,937 and $2,649,552 respectively.

NOTE 6.  DISTRIBUTION TO SHAREHOLDERS

         On December 29, 2000, the Fund paid a dividend of $ 0.02 per share to its shareholders.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                    For the       For the       For the        For the     For the
                                                                   year ended   year ended    year ended     year ended  year ended
                                                                    April 30,    April 30,     April 30,      April 30,   April 30,
                                                                       2001         2000         1999           1998        1997
                                                                       ----         ----         ----           ----        ----

        Net asset value, beginning of period ..................   $   16.57     $  16.65     $  17.03      $   13.32     $  11.74
                                                                  ---------     --------     --------      ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
        Net investment income .................................        0.05        (0.08)       (0.04)          0.00         0.04
        Net realized and unrealized gain on
                investments ...................................        2.04         0.00        (0.10)          5.49         2.11
                                                                  ---------     --------     --------      ---------    ---------

        Total from investment operations ......................        2.09        (0.08)       (0.14)          5.49         2.15
                                                                  ---------     --------     --------      ---------    ---------

LESS DISTRIBUTIONS:
        Dividends from net investment income ..................       (0.02)        0.00         0.00           0.00        (0.05)
        Distribution from net realized capital
        gains from security transactions ......................        0.00         0.00        (0.24)         (1.78)       (0.52)
                                                                  ---------     --------     --------      ---------    ---------

        Total distributions ...................................       (0.02)        0.00        (0.24)         (1.78)       (0.57)
                                                                  ---------     --------     --------      ---------    ---------

Net asset value, end of period ................................   $   18.64     $  16.57     $  16.65      $   17.03     $  13.32
                                                                  =========     ========     ========      =========    =========

Total return ..................................................       12.61%       (0.48%)      (0.63%)        43.14%       18.71%

RATIOS/SUPPLEMENTAL DATA:
        Net assets end of period (in 000's) ...................   $   5,438     $  4,864     $  4,899      $   5,263     $  2,064
        Ratio of expenses to average net assets
                before reimbursement ..........................        2.46%        2.47%        2.59%          2.75%        5.40%
        Ratio of expenses to average net assets
                after reimbursement ...........................        1.44%        1.50%        1.50%          1.50%        1.50%
        Ratio of net investment income (loss) to
                average net assets before reimbursement               (0.74%)      (1.01%)      (1.37%)        (1.25%)      (3.56%)
        Ratio of net investment income (loss) to
                average net assets, after reimbursement .......        0.28%       (0.49%)      (0.29%)         0.00%        0.34%
        Portfolio turnover rate ...............................       54.57%       55.66%       89.33%         80.98%      105.72%

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Directors
Croft-Leominster Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Value Fund (one of a series constituting the Croft Funds Corporation) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Value Fund of the Croft Funds Corporation as of April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.






McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 24, 2001

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